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                       UBS PACE(SM) SELECT ADVISORS TRUST

                UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
                                       AND
               UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

    SUPPLEMENT TO THE PROSPECTUSES RELATING TO CLASS A, CLASS B, CLASS C AND
        CLASS Y SHARES (THE "MULTI-CLASS PROSPECTUS") AND CLASS P SHARES (THE "CLASS P PROSPECTUS") AND THE STATEMENT OF ADDITIONAL INFORMATION
                      ("SAI"), EACH DATED DECEMBER 1, 2004

                                                              September 30, 2005

Dear UBS PACE Investor:

The purpose of this supplement is to notify you of (i) the replacement of an investment advisor for UBS PACE Small/Medium Co Value Equity Investments with two new investment advisors, and (ii) the addition of two new investment advisors for UBS PACE Small/Medium Co Growth Equity Investments.

A significant service you receive with UBS PACE Select Advisors Trust is the ongoing review and due diligence by UBS Global Asset Management (US) Inc. ("UBS Global AM") of the UBS PACE investment advisors.

The board of trustees of UBS PACE Select Advisors Trust (the "Board") has determined to replace ICM Asset Management, Inc., which currently sub-advises a portion of the UBS PACE Small/Medium Co Value Equity Investments portfolio, with two new investment advisors. Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. will each assume management responsibility with respect to portions of the fund's portfolio in October 2005. Ariel Capital Management, LLC will continue to manage a portion of the fund's portfolio.

Additionally, the Board has appointed two new investment advisors, Forstmann-Leff Associates, LLC and Riverbridge Partners, LLC, to sub-advise portions of the UBS PACE Small/Medium Co Growth Equity Investments portfolio. Forstmann-Leff Associates, LLC and Riverbridge Partners, LLC will assume management responsibility over portions of the fund's portfolio in October 2005. Delaware Management Company will continue to manage a portion of the fund's portfolio.

The new investment advisors and related changes in the funds' investment strategies are described in greater detail below. Segments of both funds are in the process of being realigned to reflect the proprietary investment strategies of the new investment advisors. Most of the realignment is expected to conclude within the next few weeks. As a result, during this period, each fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the funds may realize capital gains when portfolio positions are sold. These realized capital gains may increase each fund's taxable distributions for the current year.

AS A RESULT OF THESE INVESTMENT ADVISOR CHANGES, THE PROSPECTUSES AND SAI DATED DECEMBER 1, 2004 ARE REVISED AS FOLLOWS:

               UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS:

THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 46 OF THE MULTI-CLASS PROSPECTUS AND PAGE 44 OF THE CLASS P PROSPECTUS IS REVISED BY REPLACING THE THIRD PARAGRAPH IN ITS ENTIRETY WITH THE FOLLOWING:

     UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management, Inc. ("Opus") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the three investment advisors and may change the allocation at

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     any time. The relative values of each investment advisor's share of the fund's assets may also change over time.

THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 46 OF THE MULTI-CLASS PROSPECTUS AND PAGE 44 OF THE CLASS P PROSPECTUS IS REVISED BY REPLACING THE FIFTH PARAGRAPH IN ITS ENTIRETY WITH THE FOLLOWING:

     In managing its segment of the fund's assets, MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically three years), and constructs a portfolio consisting of highest-conviction ideas. MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is ideally suited to the small cap market segment. The approach utilizes a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which it invests. In other words, MetWest Capital strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

     In managing its segment of the fund's assets, Opus uses quantitative and qualitative analysis to construct a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive earnings momentum. Opus is a "small cap" value manager. The underlying investment philosophy was built upon beliefs derived from the combination of academic studies and experience in observing and evaluating investment managers. Opus believes that, contrary to making forecasts of economic growth, interest rates, inflation rates or unemployment rates, there are many investment strategies that have worked well over the years and are simple and straightforward to utilize. Several of these methodologies, such as price-to-book and price-to-earnings, are believed by Opus to have shown consistent outperformance since the 1930s.

     Initial investments in Opus portfolios consistently exhibit most, if not all, of the following investment characteristics: low price-to-earnings ratio; low price-to-book value ratio; low price-to-cash flow ratio; high dividend yield; low debt-to-total-capital; low price/earnings ratio relative to the sum of long-term earnings growth plus dividend yield; positive earnings surprise; positive earnings revision and relatively smaller market capitalization. Opus believes that there is a strong correlation between each of the above characteristics and above average rates of return over long periods of time.

THE SECTION "INVESTMENT ADVISORS AND PORTFOLIO MANAGERS" SUB-HEADED "UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS" ON PAGE 88 OF THE MULTI-CLASS PROSPECTUS AND PAGE 75 OF THE CLASS P PROSPECTUS IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS. Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management, Inc. ("Opus") serve as investment advisors for UBS PACE Small/Medium Co Value Equity Investments. Ariel is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Ariel is an investment manager with approximately $18.7 billion in assets under management as of September 30, 2004. John W. Rogers is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and has held his responsibilities since September 2002. He is founder of Ariel and serves as its chairman and chief investment officer. Ariel has held fund responsibilities since October 1999.

     MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. MetWest Capital is an investment manager with approximately $3 billion in assets under management as of August 31, 2005. MetWest Capital was founded in 1997 and has held its investment management responsibilities for the fund since October 2005. Gary W. Lisenbee serves as the portfolio manager for the fund. He has been the President of MetWest Capital since 1997. Mr. Lisenbee has over 32 years of investment industry experience.

     Opus is located at One West Fourth Street, Suite 415, Cincinnati, Ohio 45202. Opus, an investment manager founded in 1996, has approximately $894.4 million in assets under management as of August 31, 2005. Opus has held its investment management responsibilities for the fund since
     October 2005. Len A. Haussler is the fund's portfolio manager. He has been the President of Opus since 1996.

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THE SECTION "THE FUNDS AND THEIR INVESTMENT POLICIES" SUB-HEADED "UBS PACE
SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS" ON PAGE 8 OF THE SAI IS REVISED BY REPLACING THE SECOND SENTENCE WITH THE FOLLOWING:

     Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management, Inc. ("Opus") serve as the fund's investment advisors.

THE SECTION SUB-HEADED "UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS" ON PAGE 62 OF THE SAI IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     Under the current Advisory Agreements for this fund with Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management, Inc. ("Opus"), UBS Global AM (not the fund) pays Ariel a fee in the annual amount of 0.30% of the fund's average daily net assets that it manages; MetWest Capital a fee in the annual amount of 0.40% of the fund's average daily net assets that it manages; and Opus a fee in the annual amount of 0.50% for the first $75 million of the fund's average daily net assets that it manages, and 0.45% of the fund's average daily net assets that it manages in excess of $75 million. For the fiscal years ended July 31, 2004, July 31, 2003 and July 31, 2002, respectively, UBS Global AM paid or accrued aggregate investment advisory fees to Ariel and ICM Asset Management, Inc., the fund's previous investment advisor, of $983,704, $709,819 and $962,179. Ariel is a Delawarelimited liability company with ownership predominately held by its employees. John W. Rogers, Jr., founder and chief investment officer of Ariel, controls a majority of Ariel's voting stock. Founded in 1997, MetWest Capital is majority owned by its employees. MetWest Capital is minority owned by Metropolitan West Financial, LLC, a diversified financial services holding company with ownership interests in various financial companies. Opus is a 100% employee-owned firm dedicated to small cap value investing.

THE HEADING "UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS--ARIEL CAPITAL MANAGEMENT, LLC AND ICM ASSET MANAGEMENT, INC." ON PAGE 86 OF THE SAI IS REPLACED WITH THE FOLLOWING:

     UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS--ARIEL CAPITAL MANAGEMENT, LLC, METROPOLITAN WEST CAPITAL MANAGEMENT, LLC AND OPUS CAPITAL MANAGEMENT, INC.

THE SECTION SUB-HEADED "ICM ASSET MANAGEMENT INC." ON PAGE 87 OF THE SAI IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     METROPOLITAN WEST CAPITAL MANAGEMENT, LLC. Metropolitan West Capital Management, LLC ("MetWest Capital") will vote all proxies or act on all other actions received in a timely manner as part of its full discretionary authority over the assets, in accordance with its Proxy and Corporate Action Voting Policies and Procedures. Corporate actions requiring shareholder action may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

     When voting proxies or acting on corporate actions for clients, MetWest Capital's utmost concern is that all decisions be made solely in the best interest of its clients. MetWest Capital will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.

     OPUS CAPITAL MANAGEMENT, INC. It is the policy of Opus Capital Management, Inc. ("Opus") to vote all proxies in the best interest of the client. Opus exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments. Opus has adopted a set of proxy voting guidelines with the overriding principle of voting proxies in the best interest of its clients.

     Opus' proxy voting guidelines recognize that the company's shareholders must have final say over how management is performing and how shareholders' rights and ownership interests are handled. In the majority of cases, Opus will vote in agreement with management's recommendations as management is often in a better position to care for day-to-day activities. However, Opus retains all rights to vote against management's recommendations and has done so in the past. If Opus deems management's recommendations to be in conflict with the best interests of the client, Opus will vote accordingly.

     Opus has no historical or current conflicts of interest with clients regarding proxy voting. If a material conflict of interest does arise with a client, Opus will present information regarding the vote directly to the client. Opus will outline its proxy voting procedures and provide all information that is included in Opus' decision making process. However, if the client disagrees with Opus' proposed vote, Opus will vote according to the clients' wishes. The client holds absolute voting authority as the client is the owner of the shares.

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     Opus has adopted procedures so that all proxies are voted based on the recommendation of a minimum of one member of the Investment Committee.

               UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 52 OF THE MULTI-CLASS PROSPECTUS AND PAGE 48 OF THE CLASS P PROSPECTUS IS REVISED BY REPLACING THE FIRST SENTENCE IN THE THIRD PARAGRAPH WITH THE FOLLOWING:

     UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Delaware Management Company (a series of Delaware Management Business Trust), Forstmann-Leff Associates, LLC
     ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") to serve as the fund's investment advisors.

THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 52 OF THE MULTI-CLASS PROSPECTUS AND PAGE 48 OF THE CLASS P PROSPECTUS IS REVISED BY ADDING THE FOLLOWING THREE PARAGRAPHS AFTER THE LAST PARAGRAPH OF THE SECTION:

     In managing its segment of the fund's assets, ForstmannLeff seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. ForstmannLeff's goal is to ascertain a dynamic of change before it manifests in consensus estimates. ForstmannLeff believes that it can be successful because the small and mid cap market is inherently less efficient than the large cap market. ForstmannLeff attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Because the effectiveness of a small/mid cap company's management team can often determine the difference between success and failure, ForstmannLeff tries to insist on direct access to a variety of each company's key decision-makers.

     In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

THE SECTION SUB-HEADED "INVESTMENT ADVISORS AND PORTFOLIO MANAGERS" ON PAGE 88 OF THE MULTI-CLASS PROSPECTUS AND PAGE 75 OF THE CLASS P PROSPECTUS IS REVISED BY REPLACING THE HEADING AND FIRST SENTENCE OF THE PARAGRAPH HEADED "UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS" WITH THE FOLLOWING:

     UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS. Delaware Management Company (a series of Delaware Management Business Trust), Forstmann-Leff Associates, LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") serve as investment advisors for UBS PACE Small/Medium Co Growth Equity Investments.

THE SECTION SUB-HEADED "INVESTMENT ADVISORS AND PORTFOLIO MANAGERS" ON PAGE 89 OF THE MULTI-CLASS PROSPECTUS AND PAGE 76 OF THE CLASS P PROSPECTUS IS REVISED BY ADDING THE FOLLOWING AFTER THE FIRST FULL PARAGRAPH (BEFORE THE PARAGRAPH HEADED "UBS PACE INTERNATIONAL EQUITY PARTNERS LIMITED"):

     ForstmannLeff is located at 590 Madison Avenue, 39th Floor, New York, New York 10022. ForstmannLeff is an investment manager with approximately $4.8 billion in assets under management as of August 31, 2005. ForstmannLeff is a privately held investment firm that has held its investment management responsibilities for the fund since October 2005. The small/medium cap investment team joined ForstmannLeff in 2004 from Credit Suisse Asset Management, where it managed the same strategy since 1999, when Warburg Pincus merged into Credit Suisse Asset Management. The core team has been together for seven years throughout various organizational changes, and is currently responsible for approximately $714 million in three strategies: small/medium cap growth, small cap growth, and "harbinger of growth." Beth Dater (chief investment officer) and Sammy Oh (senior portfolio manager and senior research analyst) are the fund's portfolio managers and lead the six-person investment team.

     Beth Dater is Chief Investment Officer for ForstmannLeff's Small & SMidCap Growth team. Her career in investment management spans 30 years. She became a Managing Director at Warburg Pincus Asset Management (WPAM) in 1980 and was named that firm's Director of Research in 1986. Ms. Dater joined ForstmannLeff with the small/medium cap investment team in 2004.

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     Sammy Oh is portfolio manager and analyst specializing in small, smid cap and emerging growth US equity portfolios. He was with ForstmannLeff from 1993-1995 and rejoined the firm in 2004 from Credit Suisse Asset Management, where he was also a managing director.

     Riverbridge is located at 527 Marquette Avenue South, Suite 1200, Minneapolis, Minnesota 55402. Riverbridge is an investment manager with approximately $625.1 million in assets under management as of August 31, 2005. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range and has held its investment management responsibilities for the fund since October 2005. The firm is 100% employee owned. Mark Thompson leads a five-person investment team, four of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and is in charge of the day-to-day management of Riverbridge's portion of the fund's asset. He co-founded Riverbridge Partners in July of 1987.

THE SECTION SUB-HEADED "UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS" ON PAGE 8 OF THE SAI IS REVISED BY REPLACING THE SECOND SENTENCE WITH THE
FOLLOWING:

     Delaware Management Company (a series of Delaware Management Business Trust), Forstmann-Leff Associates, LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") serve as the fund's investment advisors.

THE SECTION SUB-HEADED "UBS PACE SMALL/MEDIUM CO GROWTH INVESTMENTS" ON PAGE 62 OF THE SAI IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     Under the current Advisory Agreement for this fund with Delaware Management Company, Forstmann-Leff Associates, LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge"), UBS Global AM (not the fund) pays Delaware Management Company a fee in the annual amount of 0.40% of the average daily net assets of the fund that it manages; ForstmannLeff a fee in the annual amount of 0.45% for the first $100 million of the fund's average daily net assets that it manages and 0.40% of the fund's average daily net assets that it manages in excess of $100 million; and Riverbridge a fee in the annual amount of 0.40% of the average daily net assets of the fund that it manages. For the fiscal years ended July 31, 2004, July 31, 2003 and July 31, 2002, UBS Global AM paid or accrued aggregate investment advisory fees to Delaware Management Company of $1,367,866, $1,018,920 and $1,282,666, respectively. Delaware Management Company is a series of Delaware Management Business Trust, a Delaware statutory trust, and is a wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). Delaware Management Company and DMH are indirect, wholly owned subsidiaries, and subject to ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Refco Group Holdings, Inc. holds a controlling interest in ForstmannLeff. Riverbridge is a 100% employee-owned firm.

THE SUB-HEADING "UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS--DELAWARE MANAGEMENT COMPANY" ON PAGE 87 OF THE SAI IS REPLACED WITH THE FOLLOWING:

     UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS--DELAWARE MANAGEMENT COMPANY, FORSTMANN-LEFF ASSOCIATES, LLC AND RIVERBRIDGE PARTNERS, LLC

THE SECTION SUB-HEADED "UBS PACE SMALL/MEDIUM CO GROWTH EQUITY
INVESTMENTS--DELAWARE MANAGEMENT COMPANY" IS REVISED BY INSERTING THE FOLLOWING AFTER THE FOURTH FULL PARAGRAPH ON PAGE 88 OF THE SAI:

     FORSTMANN-LEFF ASSOCIATES, LLC.

     VOTING CLIENT PROXIES. Reflecting a basic investment philosophy that good management is shareholder focused, Forstmann-Leff Associates, LLC ("ForstmannLeff") will generally cast proxy votes in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

       - maintain or strengthen the shared interests of stockholders and management;

       -  increase shareholder value; and

       -  maintain or increase shareholder rights generally.

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     Proxy votes will generally be cast against proposals having the opposite effect of the above. Where we perceive that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, we will generally vote against it. We believe that means for ensuring management accountability to shareholders, in the rare cases where is threatened, must not be compromised.

     We generally support shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, our voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

     We believe that proposals addressing strictly social or political issues that are irrelevant to the goal of maximizing the return on funds under our management. We will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.

     We may abstain from voting a client proxy if we conclude that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

     We may abstain from voting a client proxy for cost reasons (E.G. costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

     RESOLVING CONFLICTS OF INTEREST. ForstmannLeff's Portfolio Managers/Security Analysts, with the assistance of Investor Responsibility Research Center ("IRRC") research services, developed Proxy Voting Guidelines ("Guidelines"). These Guidelines represent and provide IRRC with the Company's pre-determined voting policy for how we want the votes placed. ForstmannLeff may not follow these Guidelines in every situation. However, explanations will be documented and approved by a member of ForstmannLeff's Investment Committee and the Chief Operating Officer in any case where we cast a vote that deviates from the Guidelines. These Guidelines may be adjusted to address new issues that appear during the year and are also reviewed annually in their entirety.

     Additionally, ForstmannLeff's Code of Ethics requires full and timely disclosure of any situation that may result in a conflict of interest or the appearance of a conflict of interest. To reinforce ForstmannLeff's commitment to avoid conflicts of interest or their appearance, rules have been adopted that ensure conflicts are avoided and our fiduciary obligations are fulfilled. Further, by voting consistently with our Guidelines, ForstmannLeff believes that client proxies are at all times properly voted.

     We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall be reported to our Management/Executive Committee, or some form of sub-committee established for the purpose of evaluating Proxy Policies/Procedures ("Committee"). The Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Committee may resolve a potential conflict in any of the following manners:

       - If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines, provided that such pre-determined policy involves little discretion on our part;

       - We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

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       -  We may engage an independent third-party to determine how the proxy should be voted; or

       - We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

     We will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior portfolio managers actually knew or reasonably should have known of the potential conflict.

     RIVERBRIDGE PARTNERS, LLC. It is the policy of Riverbridge Partners, LLC ("Riverbridge") to vote all proxies for the exclusive benefit of the accounts whose assets it manages. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations.

     The purposes of Riverbridge's proxy voting procedures is to ensure that Riverbridge fulfills its responsibilities to clients in connection with the analysis of proposals submitted by corporate management and others to shareholders for approval, and properly executes and delivers proxy ballots in connection therewith.

     The power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by Riverbridge to be an integral part of its investment responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. Riverbridge will be responsible for evaluating and voting on all proposals involving holdings in its segment of the fund.

     Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge will generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. Riverbridge will cast votes solely in the interest of maximizing assets over the long term for social and corporate responsibility issues.

     In the above-indicated situations and those of similar import to shareholders, Riverbridge's Investment Team will be responsible for making the decision on how securities will be voted.

     In the rare case that Riverbridge may face a conflict of interest (such as voting on a security held in a company where Riverbridge also manages that company's pension assets), Riverbridge will vote solely in the interest of maximizing account value over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and Riverbridge's proxy votes as they relate to this security.

     The Investment Team will identify any material conflicts of interest that exist. Examples of potential conflicts include: Riverbridge manages money for a pension fund of a corporation and also invests in the security of that corporation; an officer or director of a corporation in which Riverbridge invests is also a client of Riverbridge; a principal of Riverbridge has a personal relationship with an officer or director of a corporation in which Riverbridge invests that would bias Riverbridge's ability to vote without conflict; Riverbridge has a financial interest in the outcome of a proxy vote. If the Investment Team does not vote unanimously on a proxy vote with a material conflict of interest, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

     Securities in Riverbridge's client accounts that are not securities held in its model portfolios will be voted on a best effort basis, based on the knowledge and experience of the Investment Team.

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